Transamerica Investors, Inc.

on behalf of Transamerica Premier Funds

Class A Shares

Transamerica Premier Focus Fund

Transamerica Premier Equity Fund

Transamerica Premier Growth Opportunities Fund

Transamerica Premier Core Equity Fund

Transamerica Premier Balanced Fund

Transamerica Premier Bond Fund

Supplement dated January 27, 2005 to the Prospectus

dated May 1, 2004, as previously supplemented

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

The Board of Directors recently approved certain changes to Class A shares effective on January 1, 2005. All upfront sales charges have been eliminated, the 1.00% contingent deferred sales charge on redemptions made within the first 24 months of purchase for shares purchased after January 1, 2005 has been eliminated, and the annual 12b-1 distribution and service fee has been reduced from 0.35% to 0.25% of average daily net assets attributable to Class A shares. In addition, the Board of Directors approved amendments to the investment advisory agreement applicable to the Equity and Balanced Funds which lower the current expense limitation applicable to these funds and which automatically reduces the management fees payable to the Investment Adviser when one of these Funds’ total operating expenses exceed the new expense limitation.

Therefore, the following replaces the information found on pages 11 – 13 under the heading “Fees and Expenses” and “Annual Fund Operating Expenses”:

Fees and Expenses

The table below provides a breakdown of the expenses you may pay if you buy and hold shares of these Funds.

SHAREHOLDER TRANSACTION EXPENSES

Transamerica Premier Funds/Class A	Maximum Sales Charge (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (as a percentage of the lower of original purchase price or redemption proceeds)	Sales Charge On Reinvested Dividends	Exchange Fee
Each Fund	None	None	None	None

Note: A $25 fee is assessed every year on accounts open for over two years that are below a minimum balance of $5,000.

In addition, a $10 fee is charged to investors who redeem their shares through the “Expedited Wire Redemption” feature offered to them (see the section titled “Buying and Selling Shares” in the “Shareholder Information” part of this Prospectus).

Annual Fund Operating Expenses

(Expenses that are Deducted from Fund Assets*)

Transamerica Premier Funds/ Class A	Adviser Fee	12b-1 Fee	Other Expenses[2]	Total Fund Operating Expenses[3]	Fee Waiver and Expense Reimbursement	Net Expenses[4]
Focus Fund	0.85%	0.25%	1.08%	2.18%	0.78%[4]	1.40%

Equity Fund	0.50%[1]	0.25%	0.58%	1.33%[1]	0.18%[1]	1.15%[1]

Growth Opportunities Fund	0.85%	0.25%	0.86%	1.96%	0.56%[4]	1.40%

Core Equity Fund	0.50%	0.25%	1.28%	2.03%	0.83% [4,5]	1.20%[5]

Balanced Fund	0.50%[1]	0.25%	0.63%	1.38%[1]	0.28%[1]	1.10%[1]

Bond Fund	0.60%	0.25%	1.18%	2.03%	0.73%[4]	1.30%

*Fees and expenses have been restated to reflect reductions of 12b-1 fees and new Adviser Fees for certain Funds that became effective on January 1, 2005 and are based on unaudited financial information for the Funds’ fiscal year-ended December 31, 2004.

1. Effective January 1, 2005, the Equity and Balanced Funds have implemented new expense caps under which each of these Funds’ Total Fund Operating Expenses will not exceed 1.15% and 1.10% of average daily net assets on an annual basis, respectively. To the extent that the Total Fund Operating Expenses would exceed the expense cap for one of these Funds in any month if the maximum Adviser Fee (Equity - 0.85% and Balanced - 0.75%) was paid, the Adviser Fee automatically reduces to ensure compliance with the applicable expense cap, subject to a minimum Adviser Fee of 0.50% of average daily net assets of each such Fund. If the automatic reduction of the Adviser Fee is not sufficient to maintain an expense cap, the Investment Adviser and/or its affiliates will remit to the appropriate Fund an amount that is sufficient to pay the excess amount and maintain the expense cap. Based on the level of expenses of each of the Equity and Balanced Funds for the fiscal year ended December 31, 2004, the Adviser Fee payable by each of these Funds would equal 0.50% of average daily net assets. For additional details, see “Investment Adviser -Advisory Fees.”

2. “Other Expenses” include all expenses not otherwise disclosed in the table that are deducted from a Fund’s assets and charged to all shareholder accounts for the fiscal year ended December 31, 2004.

3. “Total Fund Operating Expenses” include all fees incurred by a Fund.

4. The Investment Adviser has agreed, for 10 years or for such shorter time period as the Class A Shares of the indicated Funds are outstanding, to waive that part of the advisory fee and/or to reimburse other operating expenses to the extent necessary so that annualized expenses for each such Fund (other than interest, taxes, brokerage commissions and extraordinary expenses) will not exceed the percentage shown for “Net Expenses.” For additional details, see “Investment Adviser -Advisory Fees.”

5. For the Core Equity Fund, the Investment Adviser has voluntarily agreed to waive part of the Adviser Fee and affiliates of the Investment Adviser have agreed to reimburse that Fund in order to maintain the level of Fund expenses at 0.85% of average daily net assets. Such voluntary waiver and reimbursements for the Core Equity Fund may be terminated at any time without notice and it is contemplated that effective February 10, 2005, such arrangements will be modified.

Examples

The table below is to help you compare the cost of investing in these Funds with the cost of investing in other mutual funds. These examples assume that you make a one-time investment of $10,000 in each Fund and hold your shares for the time periods indicated. The examples assume that your investment has a 5% return each year and that the Funds’ operating expenses remain the same as shown above. The examples are based on expenses after waivers and reimbursements. The examples assume no fees for IRA accounts. Costs are the same whether you redeem at the end of any period or not. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Transamerica Premier Funds	1 Year	3 Years	5 Years	10 Years
Focus Fund	$143	$443	$766	$1,680

Equity Fund	$117	$365	$633	$1,398

Growth Opportunities Fund	$143	$443	$766	$1,680

Core Equity Fund	$122	$381	$660	$1455

Balanced Fund	$112	$350	$606	$1,340

Bond Fund	$132	$412	$713	$1,568

You should not consider the information contained in the above examples a representation of future expenses. The actual expenses may be more or less than those shown.

All other references to sales charges, including those reflected on page 25 under the heading “Sales Charges,” are eliminated from the Prospectus.

The following should be read in conjunction with the information presented under the heading “Investment Adviser – Advisory Fee” found on page 22.

Effective January 1, 2005, the Investment Adviser is entitled to be paid by each of the Equity and Balanced Funds an annual management fee, which is accrued daily and paid monthly, that may vary between 0.50% of each such Fund’s average daily net assets (the “Minimum Fee” in the table below) and the current management fees payable by these Funds (the “Maximum Fee” in the table below), subject to a contractual limitation (“Expense Cap” in the table below) applicable to each such Fund’s annual total operating expenses. If payment of the Maximum Fee would result in a Fund’s annualized operating expenses in any month to exceed the applicable Expense Cap, the advisory fee payable to the Investment Adviser will reduce from the Maximum Fee (but not below the Minimum Fee) in an amount sufficient to limit annualized Fund operating expenses to the Expense Cap. If payment of the Minimum Fee would result in Fund operating expenses exceeding the Expense Cap, the Investment Adviser and/or its affiliates will remit to the Fund an amount sufficient to limit annualized Fund operating expenses to the Expense Cap. If in any month a Fund’s annualized operating expenses (assuming payment of the Maximum Fee) are lower than the Expense Cap, the Investment Adviser may recoup any previous reduction of management fees from the Maximum Fee during the then-current fiscal year and any amounts previously remitted to the Fund to maintain the Expense Cap during the then-current fiscal year, subject to maintenance of the Expense Cap and payment of an annual management fee that does not exceed the Maximum Fee. Following the end of each fiscal year, the Investment Adviser will not be able to recoup management fee reductions or payments to a Fund during the prior fiscal year, and any necessary adjustments will be made in order to maintain the Expense Cap for that fiscal year.

The following table summarizes the Expense Cap and range of management fees by the Equity and Balanced Funds:

FUND	INVESTMENT ADVISER COMPENSATION (as a percentage of a Fund’s average daily net assets)		EXPENSE CAP (as a percentage of total fund operating expenses)
	MINIMUM FEE	Maximum Fee
Equity Fund	0.50%	0.85% for the $1 billion of assets in the Fund; 0.82% of the next $1 billion; and 0.80% of assets in excess of $2 billion.	1.15%*
Balanced Fund	0.50%	0.75% for the $1 billion of assets in the Fund; 0.72% of the next $1 billion; and 0.70% of assets in excess of $2 billion.	1.10%*